UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: October 31, 2015
Date of reporting period: October 31, 2015

____________________

ITEM 1.  REPORT TO STOCKHOLDERS

Davis FUNDS

Davis Global Fund
Davis International Fund
(portfolios of Davis New York Venture Fund, Inc.)

October 31, 2015

ANNUAL REPORT

Over 45 Years of Reliable Investing™

DAVIS NEW YORK VENTURE FUND, INC.	Table of Contents
DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Global Fund and Davis International Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis Global Fund and Davis International Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Funds' website at www.davisfunds.com, and on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS GLOBAL FUND	Shareholder Letter
DAVIS INTERNATIONAL FUND

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of Davis Global Fund and Davis International Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for each Fund. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds' website at www.davisfunds.com or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

December 4, 2015

DAVIS GLOBAL FUND	Management's Discussion of Fund Performance

Performance Overview

Davis Global Fund's Class A shares delivered a total return on net asset value of 1.05% for the year ended October 31, 2015 ("Period"). Over the same Period, the Morgan Stanley Capital International All Country World Index ("Index") returned negative 0.03%. The sectors1 within the Index that delivered the strongest performance over the Period were Consumer Discretionary, Information Technology, and Consumer Staples. The sectors within the Index that delivered the weakest performance over the Period were Energy, Materials, and Utilities. As of October 31, 2015, the Fund had approximately 57% of its net assets invested in foreign companies, 40% in U.S. companies, and 3% in other assets and liabilities.

The Fund's Absolute Performance

Consumer Discretionary companies were the most important contributor2 to the Fund's absolute performance over the Period. Amazon3 (the Fund's second largest holding, as of October 31, 2015) was the overall top contributor for the Period. JD.com (a Chinese online retailer) was also among the top contributors. Baoxin Auto Group (a luxury automobile dealership group in China), Xiabu Xiabu (a Chinese fast-food chain), and Grupo Televisa (an international media company based in Mexico) were all leading detractors.

Consumer Staple companies were the second most important contributor to the Fund's absolute performance for the Period. Lindt & Spruengli (the Swiss chocolatier) and Heineken were among the top contributors.

Information Technology companies were another important contributor to the Fund's absolute performance. Alphabet (a holding company for Google and the Fund's largest holding, as of October 31, 2015), China Internet Plus (a Chinese online restaurant-review and group-buying services site formerly known as Dianping Holdings), and ASAC II (an investment vehicle for Activision Blizzard, the video game publisher) were top contributors. Quotient Technology (formerly Coupons.com) was a leading detractor.

Energy companies were the most important detractor from the Fund's absolute performance. Encana was the overall lead detractor for the Period. Cabot Oil & Gas and Ultra Petroleum were also among the leading detractors.

Material companies were another important detractor from the Fund's absolute performance. LafargeHolcim was a leading detractor.

Other important contributors to and detractors from absolute Fund performance came from the Industrials sector. CAR (a Chinese auto rental company), Precision Castparts, and Kuehne + Nagel International (a global transportation and logistics company) were all top contributors for the Period. Wesco Aircraft (the Fund's third largest holding, as of October 31, 2015) and Schneider Electric were among the leading detractors.  The Fund no longer holds Precision Castparts.

As of October 31, 2015, the Fund had approximately 21% of its net assets invested in Chinese companies.

The Fund's Relative Performance

Financial companies, when compared to other sectors, were the most important contributor to the Fund's performance relative to the Index over the Period. The Fund's Financial holdings outperformed the corresponding sector within the Index and benefited from a much lower average weighting than the Index.

Consumer Discretionary companies were another important contributor to the Fund's relative performance. The Fund's Consumer Discretionary holdings underperformed the corresponding sector within the Index. The Fund benefited from a higher average weighting in the strongest performing sector of the Index for the Period.

Energy companies were the most important detractor from the Fund's relative performance. The Fund's Energy holdings significantly underperformed the corresponding sector within the Index, but benefited from a lower average weighting in the weakest performing sector of the Index.

Health Care companies were also an important detractor from the Fund's relative performance. The Fund's Health Care holdings underperformed the corresponding sector within the Index and had a lower average weighting than the Index.

The Fund benefited significantly from its cash and other liquid assets position during the Period.

Davis Global Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Global Fund's principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

From its inception date in December 2004 until January 2007, shares of Davis Global Fund were not available for public sale. Only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase Fund shares.
1  The companies included in the Morgan Stanley Capital International All Country World Index are divided into ten sectors. One or more industry groups make up a sector.
2  A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3  This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS GLOBAL FUND – (CONTINUED)	Management's Discussion of Fund Performance

    Comparison of a $10,000 investment in Davis Global Fund Class A versus the
Morgan Stanley Capital International All Country World Index (MSCI ACWI®)
for an investment made on October 31, 2005

$25,000
$20,000
$15,000
$10,000
$5,000
$0
MSCI ACWI®
DGF-A*
DGF-A*
$18,565
MSCI ACWI®
$17,352
10/31/05
10/31/06
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15

Average Annual Total Return for periods ended October 31, 2015

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	1.05%	8.46%	6.90%	7.13%	12/22/04	0.97%	0.97%
Class A - with sales charge	(3.75)%	7.41%	6.38%	6.66%	12/22/04	0.97%	0.97%
Class B†, **	(4.25)%	6.77%	6.07%	6.39%	12/22/04	2.36%	2.30%
Class C**	(0.79)%	7.47%	5.87%	6.10%	12/22/04	1.80%	1.80%
Class Y	1.28%	8.74%	N/A	2.38%	07/25/07	0.73%	0.73%
MSCI ACWI®***	(0.03)%	7.68%	5.67%	5.75%

The Fund's performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Davis Global Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from December 22, 2004.

DAVIS INTERNATIONAL FUND	Management's Discussion of Fund Performance

Performance Overview

Davis International Fund's Class A shares delivered a total return on net asset value of negative 2.25% for the year ended October 31, 2015 ("Period"). Over the same Period, the Morgan Stanley Capital International All Country World Index ex USA ("Index") returned negative 4.68%. The sectors1 within the Index that delivered the strongest performance over the Period were Consumer Staples, Consumer Discretionary, and Health Care. The sectors within the Index that delivered the weakest performance over the Period were Energy, Materials, and Utilities.

The Fund's Absolute Performance

Consumer Staple companies were the most important contributor2 to the Fund's absolute performance over the Period. Lindt & Spruengli3, the Swiss chocolatier (the Fund's largest holding, as of October 31, 2015), and Heineken were among the top contributors. Brasil Pharma was a leading detractor.

Industrial companies were the second most important contributor to the Fund's absolute performance. Experian (a consumer and business credit reporting and marketing services company), CAR (a Chinese auto rental company), and Kuehne + Nagel (a global transportation and logistics company) were all among the top contributors for the Period. Schneider Electric was a leading detractor. The Fund no longer holds Experian.

Information Technology companies were another important contributor to the Fund's absolute performance. NetEase (a Chinese internet company that develops and operates online gaming, social media applications, and email services) was the overall top contributor for the Period. China Internet Plus (a Chinese online restaurant-review and group-buying services site formerly known as Dianping Holdings) and Youku Toudu (a Chinese internet television company) were also among the top contributors. SouFun (a Chinese real estate Internet portal) and YY (an online social entertainment platform in China) were leading detractors. The Fund no longer holds NetEase.

Energy companies were the most important detractor from the Fund's absolute performance. Encana was the overall lead detractor for the Period.

Health Care companies were the second most important detractor from absolute Fund performance. Valeant Pharmaceuticals was a leading detractor. Essilor was among the top contributors.

Material companies were another important detractor from the Fund's absolute performance. LafargeHolcim was a leading detractor.

Other important contributors to and detractors from absolute Fund performance came from the Consumer Discretionary sector. Ctrip.com (a Chinese travel website) and JD.com (a Chinese online retailer) were top contributors for the Period. Grupo Televisa (an international media company based in Mexico) was a leading detractor.

The Fund's Chinese holdings made the largest contribution to the Fund's absolute performance, followed by holdings from Switzerland. As of October 31, 2015, the Fund had approximately 32% of its net assets invested in Chinese companies and 15% in Swiss companies.

The Fund's Relative Performance

Industrial companies were the most important contributor to the Fund's performance relative to the Index over the Period. The Fund's Industrial holdings outperformed the corresponding sector within the Index and benefited from a higher average weighting.

Consumer Staple companies were the second most important contributor to the Fund's relative performance. The Fund's Consumer Staple holdings outperformed the corresponding sector within the Index and benefited from a higher average weighting in the strongest performing sector of the Index over the Period.

Health Care companies were the most important detractor from the Fund's relative performance. The Fund's Health Care holdings significantly underperformed the corresponding sector within the Index and suffered from a lower average weighting in a strong performing sector.

Energy companies were another important detractor from the Fund's relative performance. The Fund's Energy holdings significantly underperformed the corresponding sector within the Index, but benefited from a lower average weighting in the weakest performing sector of the Index.

Davis International Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis International Fund's principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

From its inception date in December 2006 until January 2010, shares of Davis International Fund were not available for public sale. Only the directors, officers, and employees of the Fund, or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies), were eligible to purchase Fund shares.

1  The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into ten sectors. One or more industry groups make up a sector.
2  A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3  This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS INTERNATIONAL FUND – (CONTINUED)	Management's Discussion of Fund Performance

Comparison of a $10,000 investment in Davis International Fund Class A versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA)
for an investment made on December 29, 2006

$20,000
$15,000
$10,000
$5,000
$0
MSCI ACWI® ex USA
DIF-A*
MSCI ACWI® ex USA
$10,960
DIF-A*
$10,666
12/29/06
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15

Average Annual Total Return for periods ended October 31, 2015

Fund & Benchmark Index	1-Year	5-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(2.25)%	3.30%	1.29%	12/29/06	1.14%	1.14%
Class A - with sales charge	(6.89)%	2.30%	0.73%	12/29/06	1.14%	1.14%
Class B†, **	(7.19)%	1.39%	0.26%	12/29/06	4.69%	2.30%
Class C**	(4.20)%	1.79%	0.01%	12/29/06	2.18%	2.18%
Class Y	(1.84)%	3.27%	4.40%	12/31/09	0.80%	0.80%
MSCI ACWI® ex USA***	(4.68)%	2.60%	1.04%

The Fund's performance benefited from IPO purchases in 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Davis International Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "Since Inception" return for Class B reflects Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from December 29, 2006.

DAVIS GLOBAL FUND	Fund Overview
October 31, 2015

Portfolio Composition		Industry Weightings
(% of Fund's 10/31/15 Net Assets)		(% of 10/31/15 Stock Holdings)

				MSCI
			Fund	ACWI®
Common Stock (Foreign)	52.12%	Information Technology	21.14%	14.54%
Common Stock (U.S.)	39.95%	Capital Goods	15.58%	7.36%
Preferred Stock (Foreign)	4.88%	Food, Beverage & Tobacco	10.11%	5.96%
Short-Term Investments	1.93%	Transportation	8.89%	2.18%
Other Assets & Liabilities	1.12%	Retailing	8.26%	3.66%
	100.00%	Consumer Durables & Apparel	6.08%	2.02%
		Health Care	5.31%	12.12%
		Energy	5.16%	6.80%
		Diversified Financials	4.98%	3.83%
		Media	3.20%	2.88%
		Banks	3.01%	9.98%
		Consumer Services	2.62%	1.64%
		Materials	2.22%	4.77%
		Household & Personal Products	1.96%	2.07%
		Insurance	1.46%	4.26%
		Food & Staples Retailing	0.02%	2.05%
		Other	–	13.88%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/15 Stock Holdings)		(% of Fund's 10/31/15 Net Assets)

United States	41.21%	Alphabet Inc.*	4.97%
China	21.69%	Amazon.com, Inc.	3.88%
Switzerland	10.21%	Wesco Aircraft Holdings, Inc.	3.87%
India	5.44%	Rockwell Automation, Inc.	3.83%
France	4.45%	Lindt & Spruengli AG - Participation Certificate	3.62%
United Kingdom	4.00%	Compagnie Financiere Richemont S.A., Unit A	3.46%
Canada	3.62%	Didi Kuaidi Joint Co., Series A-17, Pfd.	3.17%
Sweden	3.23%	United Technologies Corp.	3.14%
Brazil	2.64%	Assa Abloy AB, Class B	3.13%
Netherlands	1.78%	Diageo PLC	2.97%
Mexico	1.36%
Germany	0.37%
	100.00%

*Alphabet Inc. holding includes Class A and Class C.

DAVIS GLOBAL FUND – (CONTINUED)	Fund Overview
October 31, 2015

New Positions Added (11/01/14-10/31/15)
(Highlighted positions are those greater than 2.00% of the Fund's 10/31/15 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 10/31/15 Net Assets
Advance Auto Parts, Inc.	Retailing	05/15/15	–
Baidu, Inc., Class A, ADR	Software & Services	05/05/15	0.93%
Baoxin Auto Group Ltd.	Retailing	02/09/15	1.05%
Cabot Oil & Gas Corp.	Energy	04/28/15	1.82%
China Internet Plus Holdings Ltd., Series A-10, Pfd.	Software & Services	01/29/15	1.71%
Dabur India Ltd.	Household & Personal Products	02/05/15	1.05%
DENTSPLY International Inc.	Health Care Equipment & Services	09/02/15	0.43%
Didi Kuaidi Joint Co., Series A-17, Pfd.	Software & Services	07/27/15	3.17%
Endurance International Group Holdings, Inc.	Software & Services	11/21/14	–
Halliburton Co.	Energy	12/18/14	–
Havells India Ltd.	Capital Goods	02/05/15	1.69%
Hermes International	Consumer Durables & Apparel	02/10/15	2.25%
JPMorgan Chase & Co.	Banks	02/25/15	1.72%
LendingClub Corp.	Consumer Finance	12/11/14	0.37%
Marico Ltd.	Household & Personal Products	02/05/15	0.85%
Monsanto Co.	Materials	08/26/15	1.79%
Noah Holdings Ltd., ADS	Capital Markets	08/18/15	1.79%
Precision Castparts Corp.	Capital Goods	04/01/15	–
Regus PLC	Commercial & Professional Services	07/02/15	–
Standard Chartered PLC	Banks	06/11/15	0.62%
Sul America S.A.	Multi-line Insurance	05/18/15	1.41%
United Technologies Corp.	Capital Goods	06/22/15	3.14%
Univar Inc.	Capital Goods	06/18/15	0.48%
WESCO International, Inc.	Capital Goods	03/24/15	0.56%
Xiabu Xiabu Catering Management Co., Ltd.	Consumer Services	12/11/14	1.54%

DAVIS GLOBAL FUND – (CONTINUED)	Fund Overview
October 31, 2015

Positions Closed (11/01/14-10/31/15)
(Gains and losses greater than $1,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Advance Auto Parts, Inc.	Retailing	09/01/15	$348,371
Alibaba Group Holding Ltd., ADR	Software & Services	05/05/15	2,019,912
Anhui Conch Cement Co. Ltd. - H	Materials	09/30/15	(398,999)
Canadian Natural Resources Ltd.	Energy	12/19/14	(117,982)
CETIP S.A. - Mercados Organizados, Stock Rights	Capital Markets	06/10/15	17
Ctrip.com International, Ltd., ADR	Retailing	10/07/15	1,736,855
Endurance International Group Holdings, Inc.	Software & Services	07/28/15	685,670
Expeditors International of Washington, Inc.	Transportation	06/03/15	111,508
Experian PLC	Commercial & Professional Services	08/13/15	94,583
Express Scripts Holding Co.	Health Care Equipment & Services	09/01/15	354,970
Groupe Bruxelles Lambert S.A.	Diversified Financial Services	08/28/15	(159,921)
Halliburton Co.	Energy	04/06/15	393,538
Laboratory Corp. of America Holdings	Health Care Equipment & Services	03/24/15	931,708
NetEase Inc., ADR	Software & Services	07/21/15	1,918,612
Netflix Inc.	Retailing	03/19/15	988,069
PACCAR Inc.	Capital Goods	02/11/15	1,548,087
Pargesa Holding S.A., Bearer Shares	Diversified Financial Services	08/19/15	(224,947)
Precision Castparts Corp.	Capital Goods	08/13/15	1,559,551
Priceline Group Inc.	Retailing	09/30/15	607,542
Regus PLC	Commercial & Professional Services	10/15/15	581,522
Sysco Corp.	Food & Staples Retailing	03/24/15	84,567
Textron Inc.	Capital Goods	12/18/14	930,308
UnitedHealth Group Inc.	Health Care Equipment & Services	03/02/15	3,341,871
Wells Fargo & Co., strike price $34.01, expires 10/28/18, Stock Warrants	Banks	02/12/15	629,547
Youku Tudou Inc., Class A, ADR	Software & Services	10/23/15	229,904

DAVIS INTERNATIONAL FUND	Fund Overview
October 31, 2015

Portfolio Composition		Industry Weightings
(% of Fund's 10/31/15 Net Assets)		(% of 10/31/15 Stock Holdings)

				MSCI
				ACWI®
			Fund	EX USA
Common Stock (Foreign)	92.35%	Information Technology	17.19%	7.50%
Preferred Stock (Foreign)	5.37%	Food, Beverage & Tobacco	12.01%	6.57%
Short-Term Investments	3.05%	Capital Goods	11.52%	7.55%
Other Assets & Liabilities	(0.77)%	Consumer Durables & Apparel	9.08%	2.58%
	100.00%	Retailing	8.07%	1.64%
		Transportation	8.06%	2.77%
		Energy	5.98%	6.47%
		Health Care	5.97%	9.27%
		Diversified Financials	4.84%	3.20%
		Household & Personal Products	4.74%	2.32%
		Materials	3.59%	6.75%
		Insurance	2.29%	5.73%
		Consumer Services	2.16%	1.09%
		Commercial & Professional Services	2.00%	0.92%
		Media	1.73%	2.05%
		Banks	0.72%	14.65%
		Food & Staples Retailing	0.05%	1.89%
		Telecommunication Services	–	5.23%
		Other	–	11.82%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/15 Stock Holdings)		(% of Fund's 10/31/15 Net Assets)

China	32.32%	Lindt & Spruengli AG - Participation Certificate	4.66%
Switzerland	15.03%	Compagnie Financiere Richemont S.A., Unit A	4.07%
France	13.10%	Assa Abloy AB, Class B	3.77%
United Kingdom	8.40%	SouFun Holdings Ltd., Class A, ADR	3.75%
Canada	7.89%	Diageo PLC	3.67%
India	7.22%	Kuehne + Nagel International AG	3.59%
Brazil	4.50%	Essilor International S.A.	3.50%
Sweden	3.86%	Qihoo 360 Technology Co. Ltd., Class A, ADR	3.43%
Netherlands	3.39%	Didi Kuaidi Joint Co., Series A-17, Pfd.	3.39%
Mexico	1.73%	Hermes International	3.33%
Germany	1.63%
Belgium	0.93%
	100.00%

DAVIS INTERNATIONAL FUND – (CONTINUED)	Fund Overview
October 31, 2015

New Positions Added (11/01/14-10/31/15)
(Highlighted positions are those greater than 2.00% of the Fund's 10/31/15 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 10/31/15 Net Assets
Air Liquide S.A.	Materials	12/30/14	0.81%
Baidu, Inc., Class A, ADR	Software & Services	05/05/15	1.27%
Baoxin Auto Group Ltd.	Retailing	02/09/15	0.92%
China Internet Plus Holdings, Ltd., Series A-10, Pfd.	Software & Services	01/29/15	1.97%
Dabur India Ltd.	Household & Personal Products	02/05/15	1.72%
Didi Kuaidi Joint Co., Series A-17, Pfd.	Software & Services	07/27/15	3.39%
Havells India Ltd.	Capital Goods	02/05/15	1.56%
Hermes International	Consumer Durables & Apparel	12/23/14	3.33%
IMI PLC	Capital Goods	02/09/15	0.33%
InterGlobe Aviation Ltd.	Transportation	10/26/15	1.30%
L'Oréal S.A.	Household & Personal Products	12/23/14	1.99%
Linde AG	Materials	01/02/15	0.72%
Marico Ltd.	Household & Personal Products	02/05/15	0.92%
Meggitt PLC	Capital Goods	12/23/14	1.09%
Noah Holdings Ltd., ADS	Capital Markets	08/18/15	1.79%
Paramount Resources Ltd., Class A	Energy	10/13/15	2.67%
Regus PLC	Commercial & Professional Services	07/02/15	1.95%
Rolls-Royce Holdings PLC	Capital Goods	09/17/15	0.46%
Standard Chartered PLC	Banks	06/11/15	0.70%
Sul America S.A.	Multi-line Insurance	05/18/15	2.23%
Xiabu Xiabu Catering Management Co., Ltd.	Consumer Services	12/11/14	2.12%

Positions Closed (11/01/14-10/31/15)
(Gains and losses greater than $500,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Alibaba Group Holding Ltd., ADR	Software & Services	05/05/15	$537,010
Anhui Conch Cement Co. Ltd. - H	Materials	09/30/15	(118,830)
Canadian Natural Resources Ltd.	Energy	10/14/15	(330,495)
CETIP S.A. - Mercados Organizados	Capital Markets	07/13/15	(305,126)
CETIP S.A. - Mercados Organizados, Stock Rights	Capital Markets	06/10/15	11
Experian PLC	Commercial & Professional Services	10/23/15	70,115
Nestle S.A.	Food, Beverage & Tobacco	10/15/15	396,902
NetEase, Inc., ADR	Software & Services	07/17/15	2,594,640
Roche Holding AG - Genusschein	Pharmaceuticals, Biotechnology & Life Sciences	09/30/15	251,417

DAVIS GLOBAL FUND	Expense Example
DAVIS INTERNATIONAL FUND

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended October 31, 2015.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads) or redemption fees. Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DAVIS GLOBAL FUND	Expense Example – (Continued)
DAVIS INTERNATIONAL FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(05/01/15)	(10/31/15)	(05/01/15-10/31/15)

Davis Global Fund
Class A (annualized expense ratio 0.99%**)
Actual	$1,000.00	$945.10	$4.85
Hypothetical	$1,000.00	$1,020.21	$5.04
Class B (annualized expense ratio 2.30%**)
Actual	$1,000.00	$938.67	$11.24
Hypothetical	$1,000.00	$1,013.61	$11.67
Class C (annualized expense ratio 1.81%**)
Actual	$1,000.00	$940.97	$8.86
Hypothetical	$1,000.00	$1,016.08	$9.20
Class Y (annualized expense ratio 0.74%**)
Actual	$1,000.00	$946.46	$3.63
Hypothetical	$1,000.00	$1,021.48	$3.77

Davis International Fund
Class A (annualized expense ratio 1.11%**)
Actual	$1,000.00	$920.68	$5.37
Hypothetical	$1,000.00	$1,019.61	$5.65
Class B (annualized expense ratio 2.30%**)
Actual	$1,000.00	$914.81	$11.10
Hypothetical	$1,000.00	$1,013.61	$11.67
Class C (annualized expense ratio 2.13%**)
Actual	$1,000.00	$915.74	$10.29
Hypothetical	$1,000.00	$1,014.47	$10.82
Class Y (annualized expense ratio 0.80%**)
Actual	$1,000.00	$921.62	$3.87
Hypothetical	$1,000.00	$1,021.17	$4.08

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS GLOBAL FUND	Schedule of Investments
October 31, 2015

	Shares	Value (Note 1)
COMMON STOCK – (92.07%)
CONSUMER DISCRETIONARY – (19.55%)
Consumer Durables & Apparel – (5.90%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	158,630	$13,609,008
Hermes International (France)	22,954	8,843,315
Hunter Douglas N.V. (Netherlands)	18,510	768,384
		23,220,707
Consumer Services – (2.54%)
Las Vegas Sands Corp.	79,670	3,944,462
Xiabu Xiabu Catering Management Co., Ltd. (China)	12,391,260	6,075,244
		10,019,706
Media – (3.10%)
Grupo Televisa S.A.B., ADR (Mexico)	178,660	5,206,152
Liberty Global PLC, LiLAC Class C *	7,874	304,409
Liberty Global PLC, Series C *	157,490	6,715,374
		12,225,935
Retailing – (8.01%)
Amazon.com, Inc. *	24,410	15,278,219
Baoxin Auto Group Ltd. (China)	9,951,920	4,134,542
JD.com Inc., Class A, ADR (China)*	265,980	7,346,367
Jumei International Holding Ltd., Class A, ADR (China)*	14,600	146,000
Vipshop Holdings Ltd., Class A, ADR (China)*	225,490	4,627,055
		31,532,183
	Total Consumer Discretionary	76,998,531
CONSUMER STAPLES – (11.72%)
Food & Staples Retailing – (0.01%)
Brasil Pharma S.A. (Brazil)*	438,800	58,028
Food, Beverage & Tobacco – (9.81%)
Diageo PLC (United Kingdom)	403,655	11,689,422
Heineken Holding N.V. (Netherlands)	75,389	6,046,009
Lindt & Spruengli AG - Participation Certificate (Switzerland)	2,337	14,268,597
United Spirits Ltd. (India)*	137,700	6,615,796
		38,619,824
Household & Personal Products – (1.90%)
Dabur India Ltd. (India)	999,640	4,128,898
Marico Ltd. (India)	571,160	3,375,652
		7,504,550
	Total Consumer Staples	46,182,402
ENERGY – (5.00%)
Cabot Oil & Gas Corp.	329,400	7,151,274
Encana Corp. (Canada)	1,264,630	9,649,127
Ultra Petroleum Corp. *	527,110	2,888,563
	Total Energy	19,688,964
FINANCIALS – (9.16%)
Banks – (2.92%)
JPMorgan Chase & Co.	105,400	6,771,950
Standard Chartered PLC (United Kingdom)	219,341	2,439,312
Wells Fargo & Co.	42,200	2,284,708
		11,495,970

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2015

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (4.83%)
Capital Markets – (3.16%)
CETIP S.A. - Mercados Organizados (Brazil)	74,220	$656,261
Charles Schwab Corp.	155,560	4,747,691
Noah Holdings Ltd., ADS (China)*	251,240	7,039,745
		12,443,697
Consumer Finance – (0.37%)
LendingClub Corp. *	101,500	1,439,270
Diversified Financial Services – (1.30%)
Berkshire Hathaway Inc., Class B *	15,920	2,165,438
BM&FBOVESPA S.A. (Brazil)	1,001,700	2,961,035
		5,126,473
		19,009,440
Insurance – (1.41%)
Multi-line Insurance – (1.41%)
Sul America S.A. (Brazil)	1,132,500	5,558,913
	Total Financials	36,064,323
HEALTH CARE – (5.15%)
Health Care Equipment & Services – (4.09%)
DENTSPLY International Inc.	27,560	1,677,026
Diagnosticos da America S.A. (Brazil)	368,380	858,730
Essilor International S.A. (France)	37,212	4,894,054
IDEXX Laboratories, Inc. *	126,511	8,681,185
		16,110,995
Pharmaceuticals, Biotechnology & Life Sciences – (1.06%)
Valeant Pharmaceuticals International, Inc. (Canada)*	44,500	4,172,765
	Total Health Care	20,283,760
INDUSTRIALS – (23.73%)
Capital Goods – (15.11%)
Assa Abloy AB, Class B (Sweden)	619,690	12,330,624
Brenntag AG (Germany)	23,210	1,402,482
Havells India Ltd. (India)	1,713,120	6,659,002
IMI PLC (United Kingdom)	76,940	1,130,360
Rockwell Automation, Inc.	138,250	15,091,370
Schneider Electric SE (France)	53,820	3,259,810
TransDigm Group, Inc. *	14,560	3,201,016
United Technologies Corp.	125,530	12,353,407
Univar Inc. *	106,140	1,874,432
WESCO International, Inc. *	45,000	2,201,850
		59,504,353
Transportation – (8.62%)
CAR Inc. (China)*	5,138,900	9,017,242
Kuehne + Nagel International AG (Switzerland)	69,855	9,689,029
Wesco Aircraft Holdings, Inc. *	1,223,310	15,242,443
		33,948,714
	Total Industrials	93,453,067

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2015

	Shares/Units/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (15.61%)
Software & Services – (15.61%)
58.com Inc., Class A, ADR (China)*	6,440	$338,036
Alphabet Inc., Class A *	8,893	6,557,609
Alphabet Inc., Class C *	18,323	13,024,172
Angie's List Inc. *	389,480	3,010,680
ASAC II L.P. *(a)	2,100,000	5,145,840
Baidu, Inc., Class A, ADR (China)*	19,620	3,678,161
GrubHub, Inc. *	41,970	1,006,441
Qihoo 360 Technology Co. Ltd., Class A, ADR (China)*	123,760	7,065,458
Quotient Technology Inc. *	1,359,230	7,530,134
SouFun Holdings Ltd., Class A, ADR (China)	1,424,460	10,070,932
YY Inc., Class A, ADR (China)*	71,440	4,067,794
	Total Information Technology	61,495,257
MATERIALS – (2.15%)
LafargeHolcim Ltd. (Switzerland)*	24,976	1,411,145
Monsanto Co.	75,740	7,060,483
	Total Materials	8,471,628
TOTAL COMMON STOCK – (Identified cost $358,870,365)		362,637,932
PREFERRED STOCK – (4.88%)
INFORMATION TECHNOLOGY – (4.88%)
Software & Services – (4.88%)
China Internet Plus Holdings Ltd., Series A-10 (China)*(a)	1,630,518	6,734,039
Didi Kuaidi Joint Co., Series A-17 (China)*(a)	416,004	12,482,242
	Total Information Technology	19,216,281
TOTAL PREFERRED STOCK – (Identified cost $16,565,249)		19,216,281
SHORT-TERM INVESTMENTS – (1.93%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.10%, 11/02/15, dated 10/30/15, repurchase value of $2,568,021 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 2.375%-3.00%, 08/31/16-08/15/24, total market value $2,619,360)	$2,568,000	2,568,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.08%, 11/02/15, dated 10/30/15, repurchase value of $2,511,017 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-4.685%, 11/12/15-08/20/61, total market value $2,561,220)	2,511,000	2,511,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.10%, 11/02/15, dated 10/30/15, repurchase value of $2,511,021 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-4.50%, 04/01/18-10/01/45, total market value $2,561,220)	2,511,000	2,511,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $7,590,000)		7,590,000

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2015

	Total Investments – (98.88%) – (Identified cost $383,025,614) – (b)	$389,444,213
	Other Assets Less Liabilities – (1.12%)	4,403,428
	Net Assets – (100.00%)	$393,847,641

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $383,472,796. At October 31, 2015 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$52,372,834
	Unrealized depreciation	(46,401,417)
	Net unrealized appreciation	$5,971,417

See Notes to Financial Statements

DAVIS INTERNATIONAL FUND	Schedule of Investments
October 31, 2015

	Shares	Value (Note 1)
COMMON STOCK – (92.35%)
CONSUMER DISCRETIONARY – (20.57%)
Consumer Durables & Apparel – (8.87%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	47,300	$4,057,909
Hermes International (France)	8,600	3,313,257
Hunter Douglas N.V. (Netherlands)	35,343	1,467,152
		8,838,318
Consumer Services – (2.12%)
Xiabu Xiabu Catering Management Co., Ltd. (China)	4,300,180	2,108,312
Media – (1.69%)
Grupo Televisa S.A.B., ADR (Mexico)	57,680	1,680,795
Retailing – (7.89%)
Baoxin Auto Group Ltd. (China)	2,200,000	913,994
Ctrip.com International, Ltd., ADR (China)*	18,120	1,684,616
JD.com Inc., Class A, ADR (China)*	107,340	2,964,731
Jumei International Holding Ltd., Class A, ADR (China)*	6,200	62,000
Vipshop Holdings Ltd., Class A, ADR (China)*	108,780	2,232,166
		7,857,507
	Total Consumer Discretionary	20,484,932
CONSUMER STAPLES – (16.41%)
Food & Staples Retailing – (0.05%)
Brasil Pharma S.A. (Brazil)*	363,100	48,017
Food, Beverage & Tobacco – (11.73%)
Diageo PLC (United Kingdom)	126,447	3,661,772
Heineken Holding N.V. (Netherlands)	22,860	1,833,315
Lindt & Spruengli AG - Participation Certificate (Switzerland)	761	4,646,300
United Spirits Ltd. (India)*	32,280	1,550,892
		11,692,279
Household & Personal Products – (4.63%)
Dabur India Ltd. (India)	413,660	1,708,575
L'Oréal S.A. (France)	10,880	1,986,655
Marico Ltd. (India)	155,520	919,149
		4,614,379
	Total Consumer Staples	16,354,675
ENERGY – (5.85%)
Encana Corp. (Canada)	414,950	3,166,068
Paramount Resources Ltd., Class A (Canada)*	263,080	2,661,784
	Total Energy	5,827,852
FINANCIALS – (7.66%)
Banks – (0.70%)
Standard Chartered PLC (United Kingdom)	62,871	699,195
Diversified Financials – (4.73%)
Capital Markets – (1.79%)
Noah Holdings Ltd., ADS (China)*	63,790	1,787,396
Diversified Financial Services – (2.94%)
BM&FBOVESPA S.A. (Brazil)	554,760	1,639,876
Groupe Bruxelles Lambert S.A. (Belgium)	11,200	910,282

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2015

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Diversified Financial Services – (Continued)
Pargesa Holding S.A., Bearer Shares (Switzerland)	5,960	$378,661
		2,928,819
		4,716,215
Insurance – (2.23%)
Multi-line Insurance – (2.23%)
Sul America S.A. (Brazil)	453,500	2,226,019
	Total Financials	7,641,429
HEALTH CARE – (5.83%)
Health Care Equipment & Services – (3.97%)
Diagnosticos da America S.A. (Brazil)	202,090	471,092
Essilor International S.A. (France)	26,500	3,485,232
		3,956,324
Pharmaceuticals, Biotechnology & Life Sciences – (1.86%)
Valeant Pharmaceuticals International, Inc. (Canada)*	19,800	1,856,646
	Total Health Care	5,812,970
INDUSTRIALS – (21.08%)
Capital Goods – (11.25%)
Assa Abloy AB, Class B (Sweden)	188,830	3,757,349
Brenntag AG (Germany)	14,320	865,297
Havells India Ltd. (India)	400,540	1,556,924
IMI PLC (United Kingdom)	22,220	326,444
Meggitt PLC (United Kingdom)	199,216	1,085,945
Rolls-Royce Holdings PLC (United Kingdom)	43,000	455,735
Schneider Electric SE (France)	52,230	3,163,505
		11,211,199
Commercial & Professional Services – (1.95%)
Regus PLC (United Kingdom)	377,000	1,944,638
Transportation – (7.88%)
CAR Inc. (China)*	1,697,500	2,978,608
InterGlobe Aviation Ltd. (India)*(a)	113,627	1,296,986
Kuehne + Nagel International AG (Switzerland)	25,770	3,574,351
		7,849,945
	Total Industrials	21,005,782
INFORMATION TECHNOLOGY – (11.44%)
Software & Services – (11.44%)
58.com Inc., Class A, ADR (China)*	3,340	175,317
Baidu, Inc., Class A, ADR (China)*	6,745	1,264,485
Qihoo 360 Technology Co. Ltd., Class A, ADR (China)*	59,950	3,422,546
SouFun Holdings Ltd., Class A, ADR (China)	529,120	3,740,878
Youku Tudou Inc., Class A, ADR (China)*	40,280	980,415
YY Inc., Class A, ADR (China)*	31,830	1,812,400
	Total Information Technology	11,396,041
MATERIALS – (3.51%)
Air Liquide S.A. (France)	6,240	809,008
LafargeHolcim Ltd. (Switzerland)*	34,917	1,972,812

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2015

		Shares/Units/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (CONTINUED)
	Linde AG (Germany)	4,140	$718,165
		Total Materials	3,499,985
	TOTAL COMMON STOCK – (Identified cost $91,929,085)		92,023,666
PREFERRED STOCK – (5.37%)
INDUSTRIALS – (0.01%)
Capital Goods – (0.01%)
	Rolls-Royce Holdings PLC, Class C (United Kingdom)*	3,986,100	6,145
		Total Industrials	6,145
INFORMATION TECHNOLOGY – (5.36%)
Software & Services – (5.36%)
	China Internet Plus Holdings Ltd., Series A-10 (China)*(a)	475,314	1,963,047
	Didi Kuaidi Joint Co., Series A-17 (China)*(a)	112,473	3,374,763
		Total Information Technology	5,337,810
	TOTAL PREFERRED STOCK – (Identified cost $4,591,426)		5,343,955
SHORT-TERM INVESTMENTS – (3.05%)
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.10%, 11/02/15, dated 10/30/15, repurchase value of $1,028,009 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 2.375%-3.00%, 08/31/16-08/15/24, total market value $1,048,560)	$1,028,000	1,028,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.08%, 11/02/15, dated 10/30/15, repurchase value of $1,005,007 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 1.00%-5.501%, 09/15/17-08/20/61, total market value $1,025,100)	1,005,000	1,005,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.10%, 11/02/15, dated 10/30/15, repurchase value of $1,005,008 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-4.50%, 11/01/19-10/01/45, total market value $1,025,100)	1,005,000	1,005,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $3,038,000)		3,038,000
	Total Investments – (100.77%) – (Identified cost $99,558,511) – (b)		100,405,621
	Liabilities Less Other Assets – (0.77%)		(764,444)
		Net Assets – (100.00%)	$99,641,177

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $99,622,017. At October 31, 2015 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$13,153,782
	Unrealized depreciation		(12,370,178)
		Net unrealized appreciation	$783,604

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Assets and Liabilities
DAVIS INTERNATIONAL FUND	At October 31, 2015

	Davis Global Fund	Davis International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$389,444,213	$100,405,621
Cash	1,450,345	1,192
Cash - foreign currencies**	–	1,530,409
Receivables:
Capital stock sold	1,164,307	27,020
Dividends and interest	289,808	188,985
Investment securities sold	4,700,134	–
Prepaid expenses	8,320	2,770
Due from Adviser	39	215
Total assets	397,057,166	102,156,212
LIABILITIES:
Payables:
Capital stock redeemed	141,039	175
Deferred foreign taxes	–	9,901
Investment securities purchased	2,618,817	2,356,976
Accrued distribution and service plan fees	68,846	2,431
Accrued investment advisory fee	183,247	47,141
Other accrued expenses	197,576	98,411
Total liabilities	3,209,525	2,515,035
NET ASSETS	$393,847,641	$99,641,177
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$1,038,366	$487,119
Additional paid-in capital	364,396,537	94,583,298
Undistributed net investment income	166,134	591,525
Accumulated net realized gains from investments	21,850,651	3,147,190
Net unrealized appreciation on investments and foreign currency transactions***	6,395,953	832,045
Net Assets	$393,847,641	$99,641,177

*Including:
Cost of investments	$383,025,614	$99,558,511

**Cost of cash - foreign currencies	–	1,541,438

***Net of deferred foreign taxes of	–	9,901

DAVIS GLOBAL FUND	Statements of Assets and Liabilities – (Continued)
DAVIS INTERNATIONAL FUND	At October 31, 2015

	Davis Global Fund	Davis International Fund
CLASS A SHARES:
Net assets	$95,856,106	$7,510,000
Shares outstanding	5,016,956	727,304
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$19.11	$10.33
Maximum offering price per share (100/95.25 of net asset value)†	$20.06	$10.85
CLASS B SHARES:
Net assets	$742,875	$109,574
Shares outstanding	41,137	11,096
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$18.06	$9.88
CLASS C SHARES:
Net assets	$63,662,845	$1,555,982
Shares outstanding	3,472,465	157,348
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$18.33	$9.89
CLASS Y SHARES:
Net assets	$233,585,815	$90,465,621
Shares outstanding	12,236,753	8,846,630
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$19.09	$10.23

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Operations
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2015

	Davis Global Fund	Davis International Fund
INVESTMENT INCOME:
Income:
Dividends*	$3,319,689	$1,469,099
Interest	23,859	13,410
Net securities lending fees	8,451	4,483
Total income	3,351,999	1,486,992
Expenses:
Investment advisory fees (Note 3)	1,801,996	513,839
Custodian fees	198,125	102,357
Transfer agent fees:
Class A	84,226	11,706
Class B	5,973	3,143
Class C	63,046	4,885
Class Y	124,235	6,215
Audit fees	20,520	20,520
Legal fees	921	262
Accounting fees (Note 3)	4,832	3,000
Reports to shareholders	36,602	6,003
Directors' fees and expenses	11,757	5,728
Registration and filing fees	105,000	75,000
Interest expense (Note 5)	58	–
Miscellaneous	17,881	13,157
Payments under distribution plan (Note 3):
Class A	166,883	12,978
Class B	8,562	1,083
Class C	493,855	12,597
Total expenses	3,144,472	792,473
Reimbursement of expenses by Adviser (Note 3)	(494)	(2,590)
Net expenses	3,143,978	789,883
Net investment income	208,021	697,109
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	22,405,136	5,059,870
Foreign currency transactions	(27,761)	(21,312)
Net realized gain	22,377,375	5,038,558
Net decrease in unrealized appreciation**	(24,773,658)	(7,102,648)
Net realized and unrealized loss on investments and foreign currency transactions	(2,396,283)	(2,064,090)
Net decrease in net assets resulting from operations	$(2,188,262)	$(1,366,981)

*Net of foreign taxes withheld as follows	$257,591	$147,272

**Net of deferred foreign taxes of	(106,247)	2,214

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2015

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment income	$208,021	$697,109
Net realized gain from investments and foreign currency transactions	22,377,375	5,038,558
Net decrease in unrealized appreciation on investments and foreign currency transactions	(24,773,658)	(7,102,648)
Net decrease in net assets resulting from operations	(2,188,262)	(1,366,981)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(72,894)	(26,141)
Class Y	(652,871)	(494,794)
Realized gains from investment transactions:
Class A	(492,901)	–
Class B	(7,062)	–
Class C	(267,163)	–
Class Y	(1,287,608)	–
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	34,827,610	831,282
Class B	(279,865)	78
Class C	35,846,320	753,624
Class Y	86,844,111	29,337,382
Total increase in net assets	152,269,415	29,034,450
NET ASSETS:
Beginning of year	241,578,226	70,606,727
End of year*	$393,847,641	$99,641,177

*Including undistributed net investment income of	$166,134	$591,525

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2014

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment income	$753,089	$530,735
Net realized gain from investments and foreign currency transactions	16,525,818	6,724,247
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	1,633,722	(4,090,845)
Net increase in net assets resulting from operations	18,912,629	3,164,137
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(176,634)	(25,647)
Class Y	(660,332)	(484,973)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	17,190,151	2,063,276
Class B	(589,755)	(16,383)
Class C	18,915,440	491,136
Class Y	38,838,936	2,083,407
Total increase in net assets	92,430,435	7,274,953
NET ASSETS:
Beginning of year	149,147,791	63,331,774
End of year*	$241,578,226	$70,606,727

*Including undistributed net investment income (loss) of	$259,973	$(125,156)

See Notes to Financial Statements

DAVIS GLOBAL FUND	Notes to Financial Statements
DAVIS INTERNATIONAL FUND	October 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis New York Venture Fund, Inc. (a Maryland corporation) ("Company"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock including the following two funds (collectively "Funds"):

Davis Global Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by both United States and foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 22, 2004, and until January 1, 2007, shares of the Fund were not available for public sale.

Davis International Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 29, 2006, and until January 1, 2010, shares of the Fund were not available for public sale.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of its Funds will be achieved.

Prior to being available for public sale, only the directors, officers, and employees of the Funds or their investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase the Funds' shares.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares, and previously offered Class B shares for new purchases through April 30, 2013. Investors may continue to exchange Class B shares of the Funds with other Davis Funds. Class B shares automatically convert to Class A shares after 7 years. Class A shares are sold with a front-end sales charge. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses are recorded on the accrual basis and those directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. Each Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis Fund) within 30 days of their purchase. The fee, which is retained by each Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Funds' investment adviser, identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds' Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds' Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities at the last sale price or initially at cost (excluding

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)

commissions) and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index reflecting the company's industry, or changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions. The Fund may price partnerships by calculating the liquidation value of the investment on a daily basis using the closing price of the underlying stock and a waterfall schedule, which apportions the value of the partnership's interests based on the value of the net assets of the investment. A liquidity discount is then applied to the liquidation value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds' valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of October 31, 2015 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
	Davis Global	Davis International
	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$76,998,531	$20,484,932
Consumer Staples	46,182,402	16,354,675
Energy	19,688,964	5,827,852
Financials	36,064,323	7,641,429
Health Care	20,283,760	5,812,970
Industrials	93,453,067	19,708,796
Information Technology	56,349,417	11,396,041
Materials	8,471,628	3,499,985
Total Level 1	357,492,092	90,726,680
Level 2 – Other Significant Observable Inputs:
Equity securities:
Industrials	–	1,303,131
Short-term securities	7,590,000	3,038,000
Total Level 2	7,590,000	4,341,131
Level 3 – Significant Unobservable Inputs:
Equity securities:
Information Technology	24,362,121	5,337,810
Total Level 3	24,362,121	5,337,810
Total Investments	$389,444,213	$100,405,621

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

	Davis Global	Davis International
	Fund	Fund
Level 2 to Level 1 Transfers*:
Consumer Discretionary	$14,377,392	$5,525,061
Consumer Staples	38,677,852	11,740,296
Financials	3,617,296	2,928,819
Health Care	5,752,784	3,956,324
Industrials	36,829,547	14,339,110
Total	$99,254,871	$38,489,610

*Application of fair value procedures for securities traded on foreign exchanges triggered the transfers of investments between Level 2 and Level 1 of the fair value hierarchy during the year ended October 31, 2015.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2015:

	Davis Global Fund	Davis International Fund
Investment Securities:
Beginning balance	$2,842,770	$–
Cost of purchases	16,565,249	4,585,280
Increase in unrealized appreciation	4,954,102	752,530
Ending balance	$24,362,121	$5,337,810

Increase in unrealized appreciation during the period on Level 3 securities still held at October 31, 2015 and included in the change in net assets for the period	$4,954,102	$752,530

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases may include securities received through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value.  Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table

	Investments	Fair Value at	Valuation	Unobservable
Fund	at Value	October 31, 2015	Technique	Input	Amount
Davis Global Fund	Equity securities	$5,145,840	Liquidation proceeds/Waterfall methodology based on underlying investment value, then applying liquidity discount	Discount rate	7.40%
	Equity securities	6,734,039	Valuation multiple/Value adjusted by daily movement of securities index	Growth-adjusted P/E multiple Long-term net margin assumption	97x 20%
	Equity securities	12,482,242	Transaction price adjusted by daily movement of securities index	–	–
Davis International Fund	Equity securities	1,963,047	Valuation multiple/Value adjusted by daily movement of securities index	Growth-adjusted P/E multiple Long-term net margin assumption	97x 20%
	Equity securities	3,374,763	Transaction price adjusted by daily movement of securities index	–	–

The significant unobservable inputs listed in above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund's investment. An increase or decrease in these inputs would result in higher or lower fair value measurements.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Funds' financial statements related to these tax positions. The Funds' federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

During the year ended October 31, 2015, Davis International Fund utilized $1,351,000 in capital loss carryforwards and thus did not have unused capital loss carryforwards available for federal income tax purposes at the end of the year.

Additionally, based on the Funds' understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended October 31, 2015, for Davis Global Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $423,905 and a corresponding decrease to accumulated net realized gains from investments and foreign currency transactions; for Davis International Fund, amounts have been reclassified to reflect an increase in undistributed net investment income of $540,507 and a corresponding decrease to accumulated net realized gains from investments and foreign currency transactions. The Funds' net assets have not been affected by these reclassifications.

The tax character of distributions paid during the years ended October 31, 2015 and 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Global Fund
2015	$725,765	$2,054,734	$–	$2,780,499
2014	836,966	–	–	836,966

Davis International Fund
2015	$520,935	$–	$–	$520,935
2014	510,620	–	–	510,620

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Davis Global Fund	Davis International Fund
Undistributed net investment income	$6,363,328	$656,239
Undistributed long-term capital gain	16,104,101	3,147,189
Net unrealized appreciation on investments*	5,948,772	768,537
Total	$28,416,201	$4,571,965

*Net of deferred foreign taxes of	–	9,901

Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended October 31, 2015 were as follows:

	Davis Global Fund	Davis International Fund
Cost of purchases	$257,716,269	$49,990,922
Proceeds from sales	109,813,091	20,288,163

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds.  DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

As of October 31, 2015, a related shareholder's investment in Davis International Fund represents 84% of outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for each Fund is 0.55% of the average net assets. The Adviser is contractually committed to waive fees and/or reimburse the Funds' expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%; Class Y shares, 1.05%). During the year ended October 31, 2015, such reimbursements for Class B shares of Davis Global Fund and Davis International Fund amounted to $494 and $2,590, respectively, and are not subject to future recoupment.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Funds' primary transfer agent. State Street Bank and Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended October 31, 2015
	Davis Global Fund	Davis International Fund
Transfer agent fees paid to Adviser	$14,101	$1,736
Accounting fees paid to Adviser	4,832	3,000

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2015

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (CONTINUED)

Distribution Plan Fees - The Funds have adopted separate Distribution Plans ("12b-1 Plans") for Class A, Class B, and Class C shares. Under the 12b-1 Plans, the Funds reimburse Davis Distributors, LLC ("Distributor"), the Funds' Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds pays the Distributor a 12b-1 fee on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold.

	Year ended October 31, 2015
	Davis Global Fund	Davis International Fund
Distribution fees:
Class B	$6,464	$814
Class C	370,391	9,448

Service fees:
Class A	166,883	12,978
Class B	2,098	269
Class C	123,464	3,149

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

As of May 1, 2013, Class B shares are no longer offered for new purchases. Class B shares of the Funds are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sale of Class C shares of the Funds are re-allowed to qualified selling dealers.

	Year ended October 31, 2015
	Davis Global Fund	Davis International Fund
Class A commissions retained by Distributor	$120,110	$5,998
Class A commissions re-allowed to investment dealers	647,537	33,181
Total commissions earned on sales of Class A	$767,647	$39,179
Commission advances by the Distributor on the sale of:
Class C	$342,290	$6,932
CDSCs received by the Distributor from:
Class B	172	–
Class C	12,675	73

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2015

NOTE 4 - CAPITAL STOCK

At October 31, 2015, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 175 million shares each are designated to Davis Global Fund and Davis International Fund. As of May 1, 2013, Class B shares are no longer offered for new purchases. Transactions in capital stock were as follows:

	Year ended October 31, 2015
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Davis Global Fund
Shares: Class A	2,491,861	28,785	(731,228)	1,789,418
Class B	18,390	394	(34,595)	(15,811)
Class C	2,274,701	14,653	(368,630)	1,920,724
Class Y	9,066,055	102,465	(4,816,074)	4,352,446
Value: Class A	$48,123,412	$525,894	$(13,821,696)	$34,827,610
Class B	336,523	6,875	(623,263)	(279,865)
Class C	42,297,972	258,769	(6,710,421)	35,846,320
Class Y	173,461,333	1,866,921	(88,484,143)	86,844,111

Davis International Fund
Shares: Class A	220,605	2,486	(141,853)	81,238
Class B	1,734	–	(1,792)	(58)
Class C	79,928	–	(6,107)	73,821
Class Y	2,985,494	48,538	(165,210)	2,868,822
Value: Class A	$2,322,963	$25,332	$(1,517,013)	$831,282
Class B	18,161	–	(18,083)	78
Class C	813,406	–	(59,782)	753,624
Class Y	30,623,391	488,295	(1,774,304)	29,337,382

* Davis Global Fund: net of redemption fees amounting to $16,343, $166, $1,253, and $11,627, for Class A, Class B, Class C, and Class Y,
   respectively.  Davis International Fund: net of redemption fees amounting to $190 and $2,259, for Class A and Class Y, respectively.

	Year ended October 31, 2014
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Davis Global Fund
Shares: Class A	1,706,183	9,285	(838,444)	877,024
Class B	15,438	–	(47,772)	(32,334)
Class C	1,112,217	–	(90,578)	1,021,639
Class Y	2,524,451	37,655	(541,809)	2,020,297
Value: Class A	$32,541,645	$163,050	$(15,514,544)	$17,190,151
Class B	274,563	–	(864,318)	(589,755)
Class C	20,571,588	–	(1,656,148)	18,915,440
Class Y	48,154,602	659,348	(9,975,014)	38,838,936

Davis International Fund
Shares: Class A	327,198	2,485	(125,207)	204,476
Class B	1,308	–	(2,916)	(1,608)
Class C	53,942	–	(7,359)	46,583
Class Y	218,195	48,293	(69,169)	197,319
Value: Class A	$3,409,672	$25,276	$(1,371,672)	$2,063,276
Class B	14,011	–	(30,394)	(16,383)
Class C	568,934	–	(77,798)	491,136
Class Y	2,335,382	484,871	(736,846)	2,083,407

* Davis Global Fund: net of redemption fees amounting to $1,400, $2, and $440, for Class A, Class C, and Class Y, respectively.
   Davis International Fund: net of redemption fees amounting to $49 and $18, for Class A and Class Y, respectively.

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. Davis Global Fund utilized the line of credit for five days during the year ended October 31, 2015, whereby the average daily loan balance was $303,400 at an average interest rate of 1.38%. Davis Global Fund had gross borrowings and gross repayments of $558,000 during the year ended October 31, 2015. Davis Global Fund had no borrowings outstanding at any month end during the year ended October 31, 2015. Davis International Fund had no borrowings during the year ended October 31, 2015.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2015

NOTE 6 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of October 31, 2015, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Global Fund amounted to $24,362,121 or 6.19% of the Fund's net assets as of October 31, 2015. The aggregate value of restricted securities in Davis International Fund amounted to $6,634,796 or 6.66% of the Fund's net assets as of October 31, 2015. Information regarding restricted securities is as follows:

Fund	Security	Acquisition Date	Units/ Shares	Cost per Unit/ Share	Valuation per Unit/ Share as of October 31, 2015

Davis Global Fund	ASAC II L.P.	10/10/13	2,100,000	$1.00	$2.4504
Davis Global Fund	China Internet Plus Holdings, Ltd., Series A-10, Pfd.	01/29/15	1,630,518	$3.0921	$4.13
Davis Global Fund	Didi Kuaidi Joint Co., Series A-17, Pfd.	07/27/15	416,004	$27.7005	$30.0051
Davis International Fund	China Internet Plus Holdings, Ltd., Series A-10, Pfd.	01/29/15	475,314	$3.0921	$4.13
Davis International Fund	Didi Kuaidi Joint Co., Series A-17, Pfd.	07/27/15	112,473	$27.7005	$30.0051
Davis International Fund	InterGlobe Aviation Ltd.	10/26/15	113,627	$11.7810	$11.4144

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) [a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Global Fund Class A:
Year ended October 31, 2015	$19.08	$0.01	$0.18	$0.19
Year ended October 31, 2014	$16.93	$0.06	$2.17	$2.23
Year ended October 31, 2013	$12.90	$0.08	$4.12	$4.20
Year ended October 31, 2012	$12.25	$0.06	$0.63	$0.69
Year ended October 31, 2011	$13.32	$0.09	$(0.93)	$(0.84)
Davis Global Fund Class B:
Year ended October 31, 2015	$18.26	$(0.27)	$0.21	$(0.06)
Year ended October 31, 2014	$16.35	$(0.17)	$2.08	$1.91
Year ended October 31, 2013	$12.47	$(0.11)	$4.00	$3.89
Year ended October 31, 2012	$11.96	$(0.09)	$0.60	$0.51
Year ended October 31, 2011	$13.01	$(0.06)	$(0.91)	$(0.97)
Davis Global Fund Class C:
Year ended October 31, 2015	$18.44	$(0.13)	$0.16	$0.03
Year ended October 31, 2014	$16.44	$(0.11)	$2.11	$2.00
Year ended October 31, 2013	$12.54	$(0.06)	$4.01	$3.95
Year ended October 31, 2012	$11.99	$(0.06)	$0.61	$0.55
Year ended October 31, 2011	$13.03	$(0.02)	$(0.91)	$(0.93)
Davis Global Fund Class Y:
Year ended October 31, 2015	$19.07	$0.05	$0.18	$0.23
Year ended October 31, 2014	$16.91	$0.11	$2.16	$2.27
Year ended October 31, 2013	$12.89	$0.12	$4.11	$4.23
Year ended October 31, 2012	$12.24	$0.09	$0.63	$0.72
Year ended October 31, 2011	$13.30	$0.14	$(0.94)	$(0.80)
Davis International Fund Class A:
Year ended October 31, 2015	$10.61	$0.04	$(0.28)	$(0.24)
Year ended October 31, 2014	$10.18	$0.06	$0.41	$0.47
Year ended October 31, 2013	$8.30	$0.05	$1.94	$1.99
Year ended October 31, 2012	$8.02	$0.05	$0.37	$0.42
Year ended October 31, 2011	$9.17	$(0.04)	$(1.07)	$(1.11)
Davis International Fund Class B:
Year ended October 31, 2015	$10.22	$(0.08)	$(0.26)	$(0.34)
Year ended October 31, 2014	$9.89	$(0.07)	$0.40	$0.33
Year ended October 31, 2013	$8.07	$(0.03)	$1.88	$1.85
Year ended October 31, 2012	$7.74	$(0.04)	$0.37	$0.33
Year ended October 31, 2011	$9.08	$(0.05)	$(1.29)	$(1.34)

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.02)	$(0.14)	$–	$(0.16)	$19.11	1.05%	$95,856	0.97%	0.97%	0.05%	35%
$(0.08)	$–	$–	$(0.08)	$19.08	13.18%	$61,577	0.96%	0.96%	0.32%	33%
$(0.17)	$–	$–	$(0.17)	$16.93	32.86%	$39,792	0.97%	0.97%	0.56%	30%
$(0.04)	$–	$–	$(0.04)	$12.90	5.63%	$30,826	1.05%	1.05%	0.46%	43%
$(0.23)	$–	$–	$(0.23)	$12.25	(6.48)%	$30,638	1.03%	1.03%	0.72%	28%

$–	$(0.14)	$–	$(0.14)	$18.06	(0.29)%	$743	2.36%	2.30%	(1.28)%	35%
$–	$–	$–	$–	$18.26	11.68%	$1,040	2.26%	2.26%	(0.98)%	33%
$(0.01)	$–	$–	$(0.01)	$16.35	31.17%	$1,459	2.39%	2.30%	(0.77)%	30%
$–	$–	$–	$–	$12.47	4.26%	$1,509	2.41%	2.30%	(0.79)%	43%
$(0.08)	$–	$–	$(0.08)	$11.96	(7.56)%	$1,996	2.23%	2.23%	(0.48)%	28%

$–	$(0.14)	$–	$(0.14)	$18.33	0.20%	$63,663	1.80%	1.80%	(0.78)%	35%
$–	$–	$–	$–	$18.44	12.17%	$28,619	1.83%	1.83%	(0.55)%	33%
$(0.05)	$–	$–	$(0.05)	$16.44	31.55%	$8,716	1.94%	1.94%	(0.41)%	30%
$–	$–	$–	$–	$12.54	4.59%	$7,718	1.99%	1.99%	(0.48)%	43%
$(0.11)	$–	$–	$(0.11)	$11.99	(7.26)%	$9,431	1.96%	1.96%	(0.21)%	28%

$(0.07)	$(0.14)	$–	$(0.21)	$19.09	1.28%	$233,586	0.73%	0.73%	0.29%	35%
$(0.11)	$–	$–	$(0.11)	$19.07	13.51%	$150,342	0.69%	0.69%	0.59%	33%
$(0.21)	$–	$–	$(0.21)	$16.91	33.18%	$99,180	0.72%	0.72%	0.81%	30%
$(0.07)	$–	$–	$(0.07)	$12.89	5.96%	$85,802	0.75%	0.75%	0.76%	43%
$(0.26)	$–	$–	$(0.26)	$12.24	(6.24)%	$88,784	0.76%	0.76%	0.99%	28%

$(0.04)	$–	$–	$(0.04)	$10.33	(2.25)%	$7,510	1.14%	1.14%	0.45%	23%
$(0.04)	$–	$–	$(0.04)	$10.61	4.66%	$6,852	1.17%	1.17%	0.46%	44%
$(0.11)	$–	$–	$(0.11)	$10.18	24.22%	$4,497	1.28%	1.28%	0.49%	12%
$(0.14)	$–	$–	$(0.14)	$8.30	5.39%	$3,387	1.37%	1.30%	0.55%	8%
$(0.04)	$–	$–	$(0.04)	$8.02	(12.19)%	$3,012	0.94%	0.94%	(0.44)%	14%

$–	$–	$–	$–	$9.88	(3.33)%	$110	4.69%	2.30%	(0.71)%	23%
$–	$–	$–	$–	$10.22	3.34%	$114	4.27%	2.30%	(0.67)%	44%
$(0.03)	$–	$–	$(0.03)	$9.89	22.96%	$126	4.27%	2.30%	(0.53)%	12%
$–	$–	$–	$–	$8.07	4.26%	$110	4.40%	2.30%	(0.45)%	8%
$–	$–	$–	$–	$7.74	(14.76)%	$136	5.31%	2.30%	(0.60)%	14%

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) [a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis International Fund Class C:
Year ended October 31, 2015	$10.22	$(0.06)	$(0.27)	$(0.33)
Year ended October 31, 2014	$9.89	$(0.08)	$0.41	$0.33
Year ended October 31, 2013	$8.06	$(0.06)	$1.92	$1.86
Year ended October 31, 2012	$7.73	$(0.04)	$0.37	$0.33
Year ended October 31, 2011	$9.08	$(0.05)	$(1.30)	$(1.35)
Davis International Fund Class Y:
Year ended October 31, 2015	$10.50	$0.08	$(0.27)	$(0.19)
Year ended October 31, 2014	$10.09	$0.09	$0.40	$0.49
Year ended October 31, 2013	$8.22	$0.08	$1.93	$2.01
Year ended October 31, 2012	$7.89	$0.08	$0.37	$0.45
Year ended October 31, 2011	$9.19	$0.14	$(1.38)	$(1.24)

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. The Funds' performance benefited from IPO purchases in 2013 and/or 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$–	$–	$–	$–	$9.89	(3.23)%	$1,556	2.18%	2.18%	(0.59)%	23%
$–	$–	$–	$–	$10.22	3.34%	$854	2.55%	2.30%	(0.67)%	44%
$(0.03)	$–	$–	$(0.03)	$9.89	23.11%	$365	3.27%	2.30%	(0.53)%	12%
$–	$–	$–	$–	$8.06	4.27%	$233	3.88%	2.30%	(0.45)%	8%
$–	$–	$–	$–	$7.73	(14.87)%	$221	3.13%	2.30%	(0.58)%	14%

$(0.08)	$–	$–	$(0.08)	$10.23	(1.84)%	$90,466	0.80%	0.80%	0.79%	23%
$(0.08)	$–	$–	$(0.08)	$10.50	4.93%	$62,787	0.82%	0.82%	0.81%	44%
$(0.14)	$–	$–	$(0.14)	$10.09	24.79%	$58,343	0.85%	0.85%	0.92%	12%
$(0.12)	$–	$–	$(0.12)	$8.22	5.80%	$46,794	0.90%	0.90%	0.95%	8%
$(0.06)	$–	$–	$(0.06)	$7.89	(13.61)%	$44,140	0.89%	0.89%	1.52%	14%

[c]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Report of Independent Registered Public Accounting Firm
DAVIS INTERNATIONAL FUND

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Davis Global Fund and Davis International Fund (each a series comprising Davis New York Venture Fund, Inc.), including the schedules of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these fi-nancial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and signifi-cant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Global Fund and Davis International Fund as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
December 22, 2015

DAVIS GLOBAL FUND	Federal Income Tax Information (Unaudited)
DAVIS INTERNATIONAL FUND

In early 2016 shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2015. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2015 with their 2015 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

The Funds have elected to give the benefit of foreign tax credits to their shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction.

Davis Global Fund

During the fiscal year 2015, $725,765 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $715,676 or 99% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2015, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $719,665 or 99% as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code, Davis Global Fund designates $224,330 as foreign taxes paid during the year ended October 31, 2015. Approximately 47% of the ordinary income distribution deemed to be paid during the fiscal year ended October 31, 2015 was derived from foreign sourced income of $3,094,085. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Davis International Fund

During the fiscal year 2015, $520,935 of dividends paid by the Fund constituted income dividends for federal income tax purposes, of which no amount qualified for the corporate dividends-received deduction.

For the fiscal year 2015, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $520,935 or 100% as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code, Davis International Fund designates $125,329 as foreign taxes paid during the year ended October 31, 2015. Approximately 100% of the ordinary income distribution deemed to be paid during the fiscal year ended October 31, 2015 was derived from foreign sourced income of $1,620,698. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

DAVIS GLOBAL FUND	Privacy Notice and Householding
DAVIS INTERNATIONAL FUND

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS GLOBAL FUND	Directors and Officers
DAVIS INTERNATIONAL FUND

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Care Capital Properties (REIT); Director, DCT Industrial Trust (REIT).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings
Company (educational and
media company); Director,
Colfax Corp. (engineering and
manufacturer of pumps and
fluid handling equipment);
Director, Cable One Inc. (cable
service provider).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	Director, exp Global Inc. (engineering).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010.	13
Director, Modine
Manufacturing Company (heat
transfer technology); Director,
Chicago Bridge & Iron
Company, N.V. (industrial
construction and engineering);
Director, Fifth Third Bancorp
(diversified financial services).

DAVIS GLOBAL FUND	Directors and Officers – (Continued)
DAVIS INTERNATIONAL FUND

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee of Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16
Director, Selected Funds
(consisting of two portfolios)
since 1998; Trustee of Clipper
Funds Trust (consisting of one
portfolio) since 2014; Director,
Graham Holdings Company
(educational and media
company).

*Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Global Fund and Davis International Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds' website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends October 31, 2015 and October 31, 2014 were $41,040 and $41,040, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends October 31, 2015 and October 31, 2014 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends October 31, 2015 and October 31, 2014 were $16,170 and $15,280, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends October 31, 2015 and October 31, 2014 were $0 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The Funds' independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended October 31, 2015 and October 31, 2014.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1)	The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: December 22, 2015

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: December 22, 2015